UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

ENERGY & TECHNOLOGY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware		26-0198662
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

Petroleum Towers, Suite 530, P.O. Box 52523 Lafayette, LA	70505
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 984-2000

TECHNICAL INDUSTRIES & ENERGY, CORP.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2008, the Board of Directors (the “Board”) of Technical Industries & Energy Corp., (the "Company") voted to elect Shawn P. Benoit as a new Director of the Company. There are no arrangements or understandings between Mr. Benoit and any other persons, pursuant to which Mr. Benoit was selected as a Director. Mr. Benoit has not been appointed to serve on nor does the Company currently have a formal standing audit, nominating or compensation committee. The Board, as a whole, performs the functions of audit, nominating and compensation committees, and, in his capacity as a Director of the Company, Mr.Benoit is expected to serve in a similar capacity. Mr. Benoit is not related to any (i) Director or executive officer of the Company, (ii) persons nominated or chosen by the Company to become Directors or executive officers, (iii) beneficial owner of more than 5% of the Company's securities, or (iv) to any immediate family members to any such persons. Mr. Benoit has never entered into a transaction with the Company in which he had, or would have, a material direct or indirect interest.

Shawn Patrick Benoit is a 1997 graduate of the University of Louisiana-Lafayette, where he earned a B.S. in Biology, with Chemistry and French minors.  Mr. Benoit went on to attain the degree of Juris Doctor at Loyola University New Orleans in 2002, and was admitted to practice before the Louisiana Supreme Court and all lower Louisiana courts the same year.  Mr. Benoit began his law career as Assistant District Attorney for Orleans Parish, where he was head prosecutor in several sections of Criminal District Court for the Parish of Orleans.  Thereafter, Mr. Benoit returned to the Lafayette area to civil practice, where he specialized in worker's compensation, longshore, Social Security, personal injury, employment, and consumer advocacy cases.  In addition to his civil practice, Mr. Benoit provided free representation to victims of domestic violence, and was twice awarded Outstanding Attorney by the Lafayette Parish Bar Association for his contributions.  Mr. Benoit joined Technical Industries, Inc. in October 2007 and currently serves as Legal Counsel, where he represents that company's interests relating to administration, personnel, contractual agreements, governmental affairs, as well as in other legal matters as necessary.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

On September 9, 2008 Technical Industries & Energy Corp., (the “Company”), filed a Certificate of Amendment of Certificate of Incorpation with the Secretary of State of Delaware Division of Corporations changing the Company’s name to Energy & Technology Corp.

Item 9.01.    Financial Statements and Exhibits.

    (a)        Financial Statements

                     None.

    (b)       Pro Forma Financial Statements

   None.

    (c)       Exhibits

  3.1 Certificate of Amendement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY & TECHNOLOGY CORP.

Date: September 15, 2008	By:	/s/ George Sfeir
George Sfeir
Chief Executive Officer